                                                              EXHIBIT 4.8



            AMENDMENT No. 4 dated as of July 15, 1997 (this "Amendment"), to the Credit Agreement, dated as of March 20, 1996, as amended (the "Credit Agreement"), among Riverwood International Corporation (as successor to RIC Holding, Inc.) (the "Parent Borrower"), the Foreign Subsidiary Borrowers (as therein defined), the several banks and other financial institutions parties to the Credit Agreement (the "Lenders") and The Chase Manhattan Bank (formerly known as Chemical Bank), as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent").

                              W I T N E S S E T H :

            WHEREAS, the Parent Borrower has requested that the Administrative Agent, the Lenders and the Machinery Credit Agreement Lenders agree to amend (a) subsections 4.4(b), 4.4(f), 8.2(b) and 8.14 of the Credit Agreement in connection with a proposed issuance by the Parent Borrower of approximately $250,000,000 in aggregate principal amount of unsecured senior notes due 2007 (the "1997 Senior Notes") in a private placement under Rule 144A under the Securities Act of 1933, as amended, and (b) the financial covenants in subsection 8.1 of the Credit Agreement and certain other negative covenants contained in the Credit Agreement; and

            WHEREAS, the Administrative Agent, the Lenders and the Machinery Credit Agreement Lenders are willing to agree to the requested amendments and waiver on the terms and conditions contained herein;

            NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties agree as follows:

            A. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement shall have their defined meanings when used herein.

            B. Amendments of Subsection 1.1 (Defined Terms). (i) Subsection 1.1 of the Credit Agreement is hereby amended by adding the following new definitions, to appear in alphabetical order:

            "1997 Senior Note Indenture": the indenture to be dated as of a date on or about the date of the issuance by the Parent Borrower of the 1997 Senior Notes and to be between the Parent Borrower and State Street Bank and Trust Company N.A., as trustee, as the same may be amended, supplemented, waived or otherwise modified from time to time in accordance with subsection 8.14 to the extent applicable.

            "1997 Senior Notes": unsecured senior notes due 2007 of the Parent Borrower issued in 1997 and having terms and conditions substantially similar to the terms and conditions applicable to the Senior Notes, as the same may be exchanged as provided in the 1997 Senior Note Indenture for substantially similar unsecured senior notes that have been registered under the Securities Act and as the same or such substantially similar unsecured senior notes may be amended, supplemented, waived or otherwise modified from time to time in accordance with subsection 8.14 to the extent applicable.

            "Tranche D Loan": as defined in subsection 2.14.

            (ii) Clause (v) of the definition of "Change of Control" in subsection 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

            "(v) a "Change of Control" as defined in the Senior Note Indenture, the Senior Subordinated Note Indenture or the 1997 Senior Note Indenture;"

            C. Amendment of Section 2 (Amount and Terms of Commitments). Section 2 of the Credit Agreement is hereby amended by adding the following subsection, to appear in numerical order:

            "2.14 Tranche D Loan. Subject to the terms and conditions hereof, the Parent Borrower may request that The Chase Manhattan Bank, a New York banking corporation ("Chase"), make a loan (the "Tranche D Loan", which so long as it shall be outstanding shall be a "Loan" hereunder) under this Agreement to the Parent Borrower on the day prior to the contemplated date of issuance of the 1997 Senior Notes in an aggregate principal amount equal to $50,000,000, which shall be deposited into a deposit account at Chase which shall be a blocked account until payment of the Tranche D Loan. The Tranche D Loan shall be due and payable on the stated maturity date as provided for in a separate promissory note, and shall be paid on such date from the funds on deposit in such account at Chase, unless otherwise agreed by the Parent Borrower and Chase. The Tranche D Loan shall not have any scheduled principal repayments prior to such maturity date. The Tranche D Loan may be prepaid by the Parent Borrower at any time from the funds on deposit in such account at Chase, and shall be subject to mandatory prepayment as provided in subsection 4.4(f). The Parent Borrower shall pay interest on and fees in relation to such Tranche D Loan as separately agreed upon by the Parent Borrower and Chase."

            D. Amendment of Subsection 4.4(b) (Optional and Mandatory Prepayments). Subsection 4.4(b) of the Credit Agreement is hereby amended by inserting at the end of clause (x) thereof the following:

            "(or, with respect to the incurrence of Indebtedness under the 1997 Senior Notes, the greater of $155,000,000 or the portion of the Net Cash Proceeds thereof in excess of $95,000,000);"

            E. Amendment of Subsection 4.4(f) (Optional and Mandatory Prepayments). Subsection 4.4(f) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

                  "(f) Prepayments pursuant to subsections 4.4(b) and 4.4(c)
            shall be applied, first, to prepay Term Loans then outstanding (and, as provided in clause (B) below, the Tranche D Loan), second, to prepay Swing Line Loans then outstanding, third, to prepay Revolving Credit Loans then outstanding, fourth, to pay any Reimbursement Obligations then outstanding and, last, to cash collateralize any outstanding L/C Obligations on terms reasonably satisfactory to the Administrative Agent. Prepayments of Term Loans pursuant to subsections 4.4(b) and 4.4(c) shall be applied as follows:

                        (A) except in the case of the prepayment with respect to
                  the incurrence of Indebtedness under the 1997 Senior Notes (x) pro rata (based on outstanding principal amount) to the Tranche A Term Loans, the Tranche B Term Loans and Tranche C Term Loans and (y) pro rata to the respective installments of principal thereof, provided, however, that (I) any such payment (including such payment resulting from the Timberland
                  Sale) made within twelve months, or in the case of the Timberland Sale eighteen months, prior to the date on which an installment of the principal thereof is scheduled to be made may, at the option of the Parent Borrower with respect to the Tranche A Term Loans and, so long as no holder thereof declines its share of such prepayment after it is permitted to do so as contemplated by the next succeeding sentence of this subsection 4.4(f), the Tranche B Term Loans and the Tranche C Term Loans, be applied to such installment and (II) in the event that any Lender holding a Tranche B Term Loan or a Tranche C Term Loan declines to accept its share of the prepayment related to the Timberland Sale, the Parent Borrower may apply up to $75,000,000 of such declined shares in the aggregate to such installments of the Tranche A Term Loan as it may elect; and

                        (B) in the case of the prepayment with respect to the
                  incurrence of Indebtedness under the 1997 Senior Notes, (x) to the Tranche D Loan and then entirely to the Tranche A Term Loans and (y) to the extent of the prepayment of the Tranche A Term Loans, to the respective installments thereof in the direct order of maturity.

            Notwithstanding the foregoing, in respect of any partial prepayment of Term Loans pursuant to this subsection (other than with respect to the incurrence of Indebtedness under the 1997 Senior Notes), the Parent Borrower, at its option, may permit any Lender having a Tranche B Term Loan or a Tranche C Term Loan to decline receipt of its share of any such prepayment, and, if such Lender so declines, such share shall be applied as an additional prepayment of the Tranche A Term Loans in accordance with clause (y) of paragraph (A) of the immediately preceding sentence of this subsection. In the event that the Parent Borrower elects to permit any Lender having a Tranche B Term Loan or a Tranche C Term Loan to irrevocably decline receipt of its share of any such prepayment, the Parent Borrower shall provide the Administrative Agent with notice to such effect no later than three Business Days prior the date specified for such prepayment, and the Administrative Agent will promptly notify any such Lenders of such election. Any such Lender that wishes to decline receipt of its share of any such prepayment shall promptly, and, in any event no later than the date specified for such prepayment, notify the Administrative Agent."

            F. Amendment of Subsection 8.1(a) (Maintenance of Consolidated Net Worth). Upon the issuance of the 1997 Senior Notes, subsection 8.1(a) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

            "(a) Deleted."

            G. Amendment of Subsection 8.1(b) (Maintenance of Consolidated Interest Expense Ratio). Upon the issuance of the 1997 Senior Notes, subsection 8.1(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

            "(b) Maintenance of Consolidated Interest Expense Ratio. Permit, for any period of four consecutive fiscal quarters of Holding (or, if less than four full fiscal quarters shall have begun after and elapsed since the Effective Date, such lesser number of elapsed full fiscal quarters) ending during any test period set forth below, the Consolidated Interest Expense Ratio at the last day of such consecutive fiscal quarter period, to be less than the ratio set forth opposite such test period below:

                    Test Period                           Ratio
                    -----------                           -----

      December 31, 1996 - December 30, 1997           0.80 to 1.00
      December 31, 1997 - December 30, 1998           0.85 to 1.00
      December 31, 1998 - December 30, 1999           1.00 to 1.00
      December 31, 1999 - December 30, 2000           1.25 to 1.00
      December 31, 2000 - December 30, 2001           1.50 to 1.00
      December 31, 2001 - December 30, 2002           1.75 to 1.00
      December 31, 2002 - December 30, 2003           2.00 to 1.00
      Thereafter                                      2.25 to 1.00"

            H. Amendment of Subsection 8.1(c) (Maintenance of Minimum EBITDA). Upon the issuance of the 1997 Senior Notes, subsection 8.1(c) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

            "(c) Maintenance of Minimum EBITDA. Permit EBITDA, for any period of four consecutive fiscal quarters of Holding ending during any test period set forth below (except that EBITDA for the test period ending December 31, 1996 shall be computed based on the results of the last three consecutive fiscal quarters ending on such date multiplied by 4/3), to be less than the amount set forth opposite such test period below:

                  Test Period                            Amount
                  -----------                            ------

      December 31, 1996 - December 30, 1997           $130,000,000
      December 31, 1997 - December 30, 1998           $140,000,000
      December 31, 1998 - December 30, 1999           $200,000,000
      December 31, 1999 - December 30, 2000           $265,000,000
      December 31, 2000 - December 30, 2001           $325,000,000
      December 31, 2001 - December 30, 2002           $350,000,000
      December 31, 2002 - December 30, 2003           $375,000,000
      Thereafter                                      $400,000,000"

            I. Amendment of Subsection 8.2(b) (Limitation on Indebtedness). Upon the issuance of the 1997 Senior Notes, subsection 8.2(b) of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

            "(b) Indebtedness evidenced by the Existing Notes that are outstanding as of the Effective Date, the Senior Subordinated Notes, the Senior Notes and the 1997 Senior Notes; provided that in the case of the Senior Subordinated Notes, the Senior Notes and the 1997 Senior Notes, such Indebtedness shall not be extended, renewed, replaced, refinanced or otherwise amended, except, in the case of amendments, as otherwise permitted by subsection 8.14(c)."

            J. Amendment of Subsection 8.8 (Limitation on Capital Expenditures). Upon the issuance of the 1997 Senior Notes, subsection 8.8 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

            "8.8 Limitation on Capital Expenditures. Make or commit to make any Capital Expenditures (excluding any expenses incurred in connection with normal replacement and maintenance programs properly charged to current operations); provided that RIC Holding and its Subsidiaries may make Capital Expenditures in an amount not to exceed, for any test period set forth below, the amount set forth opposite such test period below:

                  Test Period                            Amount
                  -----------                            ------

      Effective Date  - December 31, 1996             $190,000,000
      January 1, 1997 - December 31, 1997             $175,000,000
      January 1, 1998 - December 31, 1998             $140,000,000
      January 1, 1999 - December 31, 1999             $140,000,000
      January 1, 2000 - December 31, 2000             $135,000,000
      and Each fiscal year thereafter                 $130,000,000

      ; provided that (x) the Capital Expenditures permitted to be made during any such test period shall be reduced by the aggregate amount spent for acquisitions made during such test period pursuant to subsection 8.10(ii),
      (y) up to $50,000,000 of any Capital Expenditures permitted to be made during any test period and not made during such test period may be carried over and expended during the next succeeding test period and (z) up to $25,000,000 of any Capital Expenditures permitted to be made during any test period and not made during such test period (to the extent not expended during the next succeeding test period) may be carried over and expended during the second succeeding test period."

            K. Amendment of Subsection 8.14 (Limitation on Optional Payments and Modifications of Debt Instruments and Other Documents). Upon the issuance of the 1997 Senior Notes, subsection 8.14 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof the following:

            "8.14. Limitation on Optional Payments and Modifications of Debt Instruments and Other Documents. (a) Make any optional payment or prepayment on or repurchase or redemption of any Senior Notes, Senior Subordinated Notes or 1997 Senior Notes (other than as provided in the definition thereof), including, without limitation, any payments on account of, or for a sinking or other analogous fund for, the repurchase, redemption, defeasance or other acquisition thereof, except mandatory payments of principal, interest, fees and expenses required by the terms of the Senior Notes and the Senior Note Indenture, the Senior Subordinated Notes and the Senior Subordinated Note Indenture or the 1997 Senior Notes and the 1997 Senior Note Indenture, as the case may be (and, in the case of the Senior Subordinated Notes and the Senior Subordinated Note Indenture, only to the extent permitted under the subordination provisions applicable thereto).

            (b) In the event of the occurrence of a Change of Control, repurchase the Senior Notes, the Senior Subordinated Notes, the 1997 Senior Notes or any portion thereof, unless the Parent Borrower shall have
      (i) made payment in full of the Loans, all Reimbursement Obligations and any other amounts then due and owing to any Lender or the Administrative Agent hereunder and under any Note and cash collateralized the L/C Obligations on terms reasonably satisfactory to the Administrative Agent or (ii) made an offer to pay the Loans, all Reimbursement Obligations and any amounts then due and owing to each Lender and the Administrative Agent hereunder and under any Note and to cash collateralize the L/C Obligations in respect of each Lender and shall have made payment in full thereof to each such Lender or the Administrative Agent which has accepted such offer and cash collateralized the L/C Obligations in respect of each such Lender which has accepted such offer.

            (c) Amend, supplement, waive or otherwise modify any of the provisions of any of the Senior Notes, the Senior Note Indenture, the Senior Subordinated Notes, the Senior Subordinated Note Indenture, the 1997 Senior Notes or the 1997 Senior Note Indenture:

                  (i) which amends or modifies the subordination provisions
            contained in the Senior Subordinated Notes and the Senior Subordinated Note Indenture;

                  (ii) which shortens the fixed maturity or increases the
            principal amount of, or increases the rate or shortens the time of payment of interest on, or increases the amount or shortens the time of payment of any principal or premium payable whether at maturity, at a date fixed for prepayment or by acceleration or otherwise of the Indebtedness evidenced by the Senior Notes, the Senior Subordinated Notes or the 1997 Senior Notes, or increases the amount of, or accelerates the time of payment of, any fees or other amounts payable in connection therewith;

                  (iii) which relates to any material affirmative or negative covenants or any events of default or remedies thereunder and the effect of which is to subject RIC Holding or any of its Subsidiaries, to any more onerous or more restrictive provisions; or

                  (iv) which otherwise adversely affects the interests of the
            Lenders as senior creditors with respect to the Senior Subordinated Notes or the interests of the Lenders under this Agreement or any other Loan Document in any material respect.

            (d) Amend, supplement or otherwise modify any of the provisions of any of the Merger Documents in a manner which adversely affects the Lenders in any material respect."

            L. Conditions to Effectiveness. The effectiveness of this Amendment shall be subject to the satisfaction of the following conditions precedent:

            1. Amendment. The Administrative Agent shall have received counterparts of this Amendment executed by the Parent Borrower and consented to by the requisite number of lenders to the Credit Agreement and the Machinery Credit Agreement for each of the amendments provided for herein.

            2. Issuance of 1997 Senior Notes. The 1997 Senior Notes shall have been priced and arrangements reasonably satisfactory to the Administrative Agent shall have been made to use the Net Proceeds therefrom as contemplated in this Amendment (including to make the prepayment of the Tranche A Term Loans and the Tranche D Loan required under Sections D and E of this Amendment in the amount required thereby). The Administrative Agent shall notify the Parent Borrower when such reasonably satisfactory arrangements have been made.

            3. No Default. No Default or Event of Default shall have occurred and be continuing on the Amendment Effective Date (as hereinafter defined) or after giving effect to this Amendment.

            4. Certificate. The Administrative Agent shall have received a certificate of the Borrower, dated the Amendment Effective Date, certifying that the 1997 Senior Notes have been priced.

            5. Reaffirmation of Guarantees. The Administrative Agent shall have received a reaffirmation of the Holding Guarantee and the Subsidiaries Guarantee executed by Holding and the Domestic Subsidiaries, respectively, forms of which are attached hereto as Exhibit A and Exhibit B, respectively.

            6. Fees. The Administrative Agent shall have received for the account of each Lender or Machinery Credit Agreement Lender executing and delivering this Amendment on or prior to July 15, 1997 an amendment fee equal to 5.0 basis points of the sum (x) its Revolving Credit Commitment
      (y) its Machinery Credit Agreement Revolving Credit Commitment and (z) the aggregate principal amount outstanding of its Term Loans, as of the Amendment Effective Date and after giving effect to the prepayments thereof contemplated hereby.

            M. Agreements Related to 1997 Senior Notes. In connection with its incurrence of Indebtedness under the 1997 Senior Notes, the Parent Borrower hereby irrevocably agrees, subject to the issuance of the 1997 Senior Notes, (i) to make an optional prepayment of the Revolving Credit Loans in an amount equal to the excess of the Net Cash Proceeds of the incurrence of Indebtedness under the 1997 Senior Notes over the portion of the Net Cash Proceeds thereof required to be used to make a mandatory prepayment of the Term Loans and of the Tranche D Loan, on the date of such prepayment of the Term Loans and of the Tranche D Loan and (ii) to make an additional optional prepayment of the Revolving Credit Loans in an amount equal to $50,000,000. This paragraph shall constitute notice to the Lenders by the Parent Borrower and the Administrative Agent as required and contemplated by subsections 4.4(a); provided, however, that such notice shall be conditioned upon the issuance of the 1997 Senior Notes, notwithstanding any provision in subsection 4.4(a) to the contrary.

            N. Representations and Warranties. In order to induce the Administrative Agent, the Lenders and the Machinery Credit Agreement Lenders to enter into this Amendment, the Parent Borrower hereby represents and warrants to the Administrative Agent and the Lenders that the representations and warranties of the Borrowers contained in the Loan Documents are true and correct in all material respects on and as of the Amendment Effective Date (after giving effect hereto) as if made on and as of the Amendment Effective Date (except where such representations and warranties expressly relate to an earlier date in which case such representations and warranties were true and correct in all material respects as of such earlier date); provided that all references to the "Credit Agreement" in any Loan Document shall be and are deemed to mean the Credit Agreement as amended hereby.

            O. Miscellaneous.

            1. Effective Date. As used in this Amendment the term "Amendment Effective Date" shall mean the date on which all conditions precedent set forth in Section L hereof shall have been satisfied.

            2. Applicable Law and Jurisdiction. This Amendment has been executed and delivered in New York, New York, and the rights and obligations of the parties hereto shall be governed by, and shall be construed and enforced in accordance with, the laws of the State of New York.

            3. Counterparts. This Amendment may be executed by the parties hereto in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

            4. Fees and Expenses. The Parent Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses in connection with the negotiation, preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Simpson Thacher & Bartlett.

            5. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Parent Borrower and its successors and assigns, and upon the Administrative Agent, the Lenders and the Machinery Credit Agreement Lenders and their successors and assigns. The execution and delivery of this Amendment by any Lender or Machinery Credit Agreement Lender prior to the Amendment Effective Date shall be binding upon its successors and assigns and shall be effective as to any loans or commitments assigned to it after such execution and delivery.

            6. Continuing Effect. Except as expressly amended hereby, the Credit Agreement as amended by this

Amendment shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall not constitute an amendment or waiver of any provision of the Credit Agreement not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Borrowers that would require an amendment, waiver or consent of the Administrative Agent, the Lenders or the Machinery Credit Agreement Lenders except as expressly stated herein. Any reference to the "Credit Agreement" in the Loan Documents or any related documents shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

            IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the day and year first above written.

                                          RIVERWOOD INTERNATIONAL CORPORATION


                                          By:
                                             -----------------------------------
                                             Title:

                                          THE CHASE MANHATTAN BANK (formerly
                                               known as Chemical Bank), as
                                               Administrative Agent, Swing Line
                                               Lender, Issuing Lender and
                                               Lender

                                          By:
                                             -----------------------------------
                                             Title:

Consented to:

ACADIA PARTNERS, L.P.

      By: Acadia FW Partners, L.P.
          as General Partner of Acadia
          Partners, L.P.

            By: Acadia MGP, Inc. as
                Managing General
                Partner of the General Partner


            By:
               ----------------------------------
               Title:

AERIES FINANCE LTD.


By:
   --------------------------------
   Title:

ARAB AMERICAN BANK


By:
   --------------------------------
   Title:

BHF-BANK AKTIENGESELLSCHAFT


By:
   --------------------------------
   Title:


By:
   --------------------------------
   Title:

BANCO ESPIRITO SANTO e COMERCIAL
      de LISBOA, NASSAU BRANCH


By:
   --------------------------------
   Title:


By:
   --------------------------------
   Title:

BANK OF AMERICA ILLINOIS


By:
   --------------------------------
   Title:

BANK OF MONTREAL


By:
   --------------------------------
   Title:

THE BANK OF NOVA SCOTIA


By:
   --------------------------------
   Title:

BANK OF TOKYO-MITSUBISHI, LTD.


By:
   --------------------------------
   Title:

THE BANK OF NEW YORK


By:
   --------------------------------
   Title:

BANQUE NATIONALE DE PARIS


By:
   --------------------------------
   Title:


By:
   --------------------------------
   Title:

BANQUE WORMS CAPITAL CORPORATION


By:
   --------------------------------
   Title:


By:
   --------------------------------
   Title:

BZW DIVISION OF BARCLAYS BANK PLC


By:
   --------------------------------
   Title:

CAPTIVA FINANCE LTD.


By:
   --------------------------------
   Title:

OCTAGON CREDIT INVESTORS LOAN PORFOLIO
  (formlerly CHL High Yield Loan Portfolio), a unit of The Chase Manhattan Bank


By:
   --------------------------------
   Title:

CIBC INC.


By:
   --------------------------------
   Title:

CERES FINANCE, LTD.


By:
   --------------------------------
   Title:

CHRISTIANIA BANK OG KREDITKASSE


By:
   --------------------------------
   Title:


By:
   --------------------------------
   Title:

CITIBANK


By:
   --------------------------------
   Title:

CoBANK, ACB


By:
   --------------------------------
   Title: CoBANK, ACB

COMPAGNIE FINANCIERE DE CIC ET
  DE L'UNION EUROPEENNE


By:
   --------------------------------
   Title:


By:
   --------------------------------
   Title:

CREDIT AGRICOLE


By:
   --------------------------------
   Title:

COOPERATIEVE CENTRALE
  RAIFFEISEN-BOERENLEENBANK B.A.,
  "RABOBANK NEDERLAND", NEW YORK BRANCH


By:
   --------------------------------
   Title:


By:
   --------------------------------
   Title:

CREDITANSTALT-BANKVERIEN


By:
   --------------------------------
   Title:


By:
   --------------------------------
   Title:

CREDIT SUISSE


By:
   --------------------------------
   Title:


By:
   --------------------------------
   Title:

DLJ CAPITAL FUNDING, INC.


By:
   --------------------------------
   Title:

THE FIRST NATIONAL BANK OF CHICAGO


By:
   --------------------------------
   Title:

FIRSTRUST BANK


By:
   --------------------------------
   Title:

FIRST UNION NATIONAL BANK OF
  NORTH CAROLINA


By:
   --------------------------------
   Title:

THE FUJI BANK, LIMITED,
  ATLANTA AGENCY


By:
   --------------------------------
   Title:

GOLDMAN SACHS CREDIT PARTNERS


By:
   --------------------------------
   Title:

HIBERNIA NATIONAL BANK

By:
   --------------------------------
   Title:

IMPERIAL BANK


By:
   --------------------------------
   Title:

INDOSUEZ CAPITAL FUNDING II, LTD.

By: Indosuez Capital, as Portfolio Advisor


By:
   --------------------------------
   Title:

ING CAPITAL CORPORATION


By:
   --------------------------------
   Title:

ING CAPITAL ADVISORS, INC.


By:
   --------------------------------
   Title:

KEYPORT LIFE INSURANCE COMPANY

By: Chancellor Senior Management, Inc.
       as Portfolio Advisor


By:
   --------------------------------
   Title:

MEDICAL LIABILITY MUTUAL INSURANCE COMPANY

By: Chancellor Senior Secured Management, Inc.
       as Investment Manager


By:
   --------------------------------
   Title:

MELLON BANK, N.A.


By:
   --------------------------------
   Title:

MERRILL LYNCH PRIME RATE PORTFOLIO
By: Merrill Lynch Asset Management, L.P.,
       as Investment Advisor


By:
   --------------------------------
   Title:

MERRILL LYNCH SENIOR FLOATING RATE
  FUND, INC.


By:
   --------------------------------
   Title:

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED


By:
   --------------------------------
   Title:

MIDLAND BANK PLC, NEW YORK BRANCH


By:
   --------------------------------
   Title:

THE MITSUBISHI TRUST AND BANKING
  CORPORATION


By:
   --------------------------------
   Title:

MORGAN GUARANTY TRUST CO.


By:
   --------------------------------
   Title:

MORGAN STANLEY SENIOR FUNDING INC.


By:
   --------------------------------
   Title:

NATIONAL BANK OF KUWAIT


By:
   --------------------------------
   Title:

NATIONAL CITY BANK


By:
   --------------------------------
   Title:

NATIONSBANK, N.A.


By:
   --------------------------------
   Title:

NEW YORK LIFE INSURANCE AND ANNUITY
  CORPORATION


By:
   --------------------------------
   Title:

NEW YORK LIFE INSURANCE
  COMPANY


By:
   --------------------------------
   Title:

ORIX USA CORPORATION


By:
   --------------------------------
   Title:

PNC BANK, NATIONAL ASSOCIATION


By:
   --------------------------------
   Title:

PILGRIM AMERICA PRIME RATE TRUST


By:
   --------------------------------
   Title:

PROTECTIVE LIFE INSURANCE COMPANY


By:
   --------------------------------
   Title:

RESTRUCTURED OBLIGATIONS BACKED
  BY SENIOR ASSETS B.V.

By: Chancellor Senior Management, Inc.
       as Portfolio Advisor


By:
   --------------------------------
   Title:

SENIOR DEBT PORTFOLIO
By: Boston Management and Research,
   as Investment Advisor

By:
   --------------------------------
   Title:

SENIOR HIGH INCOME PORTFOLIO, INC.


By:
   --------------------------------
   Title:

SOCIETE GENERALE


By:
   --------------------------------
   Title:

SOUTHERN PACIFIC THRIFT & LOAN
  ASSOCIATION


By:
   --------------------------------
   Title:

STRATA FUNDING LTD.


By:
   --------------------------------
   Title:

TORONTO DOMINION (TEXAS), INC.


By:
   --------------------------------
   Title:

WELLS FARGO BANK, N.A.


By:
   --------------------------------
   Title:

THE YASUDA TRUST BANKING COMPANY,
  LTD.


By:
   --------------------------------
   Title:

THE EQUITABLE LIFE ASSURANCE SOCIETY
   OF THE UNITED STATES


By:
   --------------------------------
   Title:

BEAR STEARNS INVESTMENT PRODUCTS INC.


By:
   --------------------------------
   Title:

LEHMAN COMMERCIAL PAPER INC.


By:
   --------------------------------
   Title:

CAPTIVA II FINANCE LTD.


By:
   --------------------------------
   Title:

GENERAL ELECTRIC CAPITAL CORPORATION


By:
   --------------------------------
   Title:

CYPRESSTREE INVESTMENT MANAGEMENT COMPANY INC., as attorney-in-fact and on behalf of FAFLIC


By:
   --------------------------------
   Title:

OAK HILL SECURITIES FUND, L.P.

      By:   Oak Hill Securities GenPar, L.P.,
            its General Partner

            By:   Oak Hill Securities MGP, Inc.,
                  its General Partner


            By:
               --------------------------------
               Title:

PUTNAM INVESTMENT MANAGEMENT, INC.,
  on behalf of High Yield Trust and
  High Yield Advantage


By:
   --------------------------------
   Title:

                                                                       EXHIBIT A

                       REAFFIRMATION OF HOLDING GUARANTEE

            The undersigned hereby (i) acknowledges receipt of a copy of, and hereby consents to the matters set forth in, the foregoing Amendment and (ii) ratifies and confirms in all respects its obligations under the Holding Guarantee (as defined in such Amendment).


Dated as of:  _________, 1997


                                           RIVERWOOD HOLDING, INC.


                                           By:
                                               ----------------------------
                                               Title:

                                                                       EXHIBIT B

                     REAFFIRMATION OF SUBSIDIARIES GUARANTEE

            The undersigned hereby (i) acknowledge receipt of a copy of, and hereby consent to the matters set forth in, the foregoing Amendment and (ii) ratify and confirm in all respects their obligations under the Subsidiaries Guarantee (as defined in such Amendment).


Dated as of:  __________, 1997


                                              NEW RIVER TIMBER, INC.


                                              By:
                                                 ----------------------------
                                                 Title:

                                              SLEVIN SOUTH COMPANY


                                              By:
                                                 ----------------------------
                                                 Title:

                                              RIVERWOOD INTERNATIONAL
                                                ENTERPRISES, INC.


                                              By:
                                                 ----------------------------
                                                 Title:

                                              RIVERWOOD INTERNATIONAL
                                              MACHINERY, INC.


                                              By:
                                                 ----------------------------
                                                 Title:

                                              PINE PIPELINE, INC.


                                              By:
                                                 ----------------------------
                                                 Title:

                                              RIVERWOOD SWEDISH INVESTMENTS,
                                              INC.


                                              By:
                                                 ----------------------------
                                                 Title: